INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in Registration Statement No. 333-89173 on Form S-8 and the Prospectus included therein of our reports dated February 28, 2001 (March 20, 2001 as to Note 7) included in the Annual Report on Form 10-K of Decorator Industries, Inc. for the fiscal year end December 30, 2000.





                                           LOUIS PLUNG & COMPANY, LLP
                                           Certified Public Accountants





Pittsburgh, PA
March 27, 2001

                                   EXHIBIT 23B